UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2014

MILLENNIUM INDIA ACQUISITION COMPANY INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-22156

(Commission File Number)

20-4531310

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

 (Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

The audited consolidated financial statements of SMC Global Securities Limited (“SMC”) for the fiscal year ended March 31, 2014, including the accompanying notes thereto and U.S. GAAP translations, as received by the registrant from SMC (the “SMC Financial Statements”), are attached hereto as Exhibit 99.1.  The SMC Financial Statements are not financial statements of the registrant.  The registrant’s principal asset is its ownership of a minority equity interest in SMC.  In connection with the registrant’s investment in SMC, SMC has undertaken to provide the registrant with financial statements of the sort attached hereto, and the registrant has undertaken to file such financial statements publicly with the Securities and Exchange Commission.

Item 8.01  Other Events.

On July 3, 2014, the registrant issued a press release announcing its receipt of the SMC Financial Statements.  A copy of that press release is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Ex. No.
99.1	The SMC Financial Statements
99.2	Press release dated July 3, 2014 announcing the receipt by the registrant of the SMC Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2014	MILLENNIUM INDIA ACQUISITION COMPANY INC. By /s/ David H. Lesser
David H. Lesser Chairman, CEO, Secretary and Treasurer

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